UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2023

ROSE HILL ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40900	N/A
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

981 Davis Drive NW, Atlanta, GA 30327
(Address of principal executive offices) (Zip Code)

(607) 279 2371
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	ROSEU	Nasdaq Capital Market
Class A ordinary shares, par value $0.0001 per share	ROSE	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ROSEW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on July 26, 2023, Rose Hill Acquisition Corporation (the “Company”) received a delisting determination letter (the “Determination Letter”) from the staff (“Staff”) of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that (i) it had not regained compliance with Nasdaq Listing Rule 5550(a)(4) requiring a minimum of 500,000 publicly held shares by the extension deadline of July 24, 2023, which was granted to the Company by the Staff pursuant to the Company’s plan of compliance submitted to the Staff on February 7, 2023 and later supplemented on February 22, 2023 and (ii) the Company’s Class A ordinary shares, warrants and units are subject to delisting from The Nasdaq Capital Market unless the Company requests an appeal of the Staff’s determination with the Nasdaq Hearings Panel (the “Panel”). On August 1, 2023, the Company requested a hearing before the Panel to appeal the Staff’s determination which is expected to occur on October 5, 2023.  The suspension and delisting of the Company’s securities is stayed pending a decision by the Panel.

On September 14, 2023, the Staff notified the Company that its Determination Letter would be supplemented to include the Company’s non-compliance with Listing Rule 5550(a)(3) requiring 400 total shareholders and that the Company’s noncompliance with Listing Rule 5550(a)(3) will also be considered by the Panel at the hearing expected to occur on October 5, 2023. The Company’s non-compliance with Listing Rule 5550(a)(3) will not have an immediate effect on the suspension and delisting of the Company’s securities which has been stayed pending a decision by the Panel. The Panel may, in its discretion, grant the Company an additional compliance period to regain compliance and maintain its Nasdaq listing; however, there can be no assurance that the Panel will grant such additional time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSE HILL ACQUISITION CORPORATION

	By:	/s/ Albert Hill IV
Name: Albert Hill IV
Title: Co-Chief Financial Officer and Director

Date: September 20, 2023